UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: December 15, 2003 (Date of earliest event reported)




                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-24363                   33-0102707
(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number             Identification No.)



         16815 Von Karman Avenue, Irvine, CA                        92606
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 15, 2003, Interplay Entertainment Corp. (the "Company") issued a press release announcing that the Company had sold its rights to the video game software called "Galleon" to an affiliate of Sci Entertainment Group, a company registered under the laws of the United Kingdom. A copy of the Company's press release regarding the sale of "Galleon" is being furnished herewith as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated December 15, 2003.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          INTERPLAY ENTERTAINMENT CORP.



December 15, 2003                                     /S/ HERVE CAEN
                                                 -------------------------------
                                                 Herve Caen
                                                 Chief Executive Officer and
                                                 Interim Chief Financial Officer


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